EXHIBIT 10.50



                            SHARE EXCHANGE AGREEMENT

MADE EFFECTIVE AS OF THE 19th DAY OF JANUARY 2001 (the "Effective Date"),

BETWEEN: E*Comnetrix Inc. (formerly, USV Telemanagement, Inc.), a company incorporated under the laws of the Canada and having an office at 180 Grand Avenue, Suite 450, Oakland, California 94612 ("E*Comnetrix");

     AND: Harrison Design Group, Inc., a California  corporation of 665 Chestnut
          Street, 3rd Floor, San Francisco, CA 94133 and William S. Perell, an individual, of 2 Casa Way., Ste. 205, San Francisco, CA 94123;

          (collectively, the "Shareholders" and individually, a "Shareholder");

     AND: EXSTREAM DATA, INC., a California  corporation having an office at 180
          Grand Avenue, Suite 450, Oakland, California 94612 ("EXSTREAM");

WHEREAS:

     A. The authorized share capital of EXSTREAM consists of 5,000,000 shares of common stock of which 570,317 are issued and outstanding (each an "EXSTREAM Share" and collectively, the "EXSTREAM Shares").

     B. Each Shareholder legally and beneficially owning the number of shares and the percentage of the issued and outstanding EXSTREAM Shares, set beside such shareholder's on Schedule A; attached hereto and incorporated by this reference;

     C. The Shareholders legally and beneficially own Movingbytes.com, Inc., a Nevada corporation ("Moving Bytes") and will transfer to E*Comnetrix ownership of Moving Bytes prior to the Share Exchange;

     D. The Shareholders and E*Comnetrix have agreed to exchange the EXSTREAM Shares for common shares of E*Comnetrix, on the terms and conditions described in this Agreement (the "Share Exchange"); and

THEREFORE, in consideration of the covenants and representations set forth herein, and for other good and valuable consideration, the parties agree as follows:

1.       SHARE EXCHANGE

     1.1 Subject to the terms and conditions of this Agreement, the Shareholders shall transfer One Hundred Percent (100%) of the EXSTREAM Shares to E*Comnetrix in exchange for common shares of E*Comnetrix (the "E*Comnetrix Shares"), each one EXSTREAM Share shall be exchanged for 5.25 E*Comnetrix Shares (the "Exchange Ratio") with any fractional E*Comnetrix Shares rounded down to the nearest whole share.

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     1.2 Except as expressly  noted  otherwise,  the  transactions  contemplated under this Agreement shall be completed (the "Completion") at the offices of E*Comnetrix at 180 Grand Ave. Ste. 450, Oakland, California or at such other place as may be agreed between the parties, at 5 p.m. local time in Pacific time, or at such other time as may be agreed between the parties, (the "Time of Closing") on or before November 30, 2000, or on such other date as may be agreed between the parties (the "Closing Date").

2.       CONDITIONS PRECEDENT

2.1 E*Comnetrix's obligations to carry out the terms of this Agreement and to complete its transactions contemplated under this Agreement are subject to the fulfilment to the satisfaction of E*Comnetrix of each of the following conditions that:

     (a) as of the Time of Closing, each of the Shareholders shall have complied with all of their respective covenants and agreements contained in this Agreement;

     (b) at Closing, the Shareholders shall transfer, or will cause to be transferred, to E*Comnetrix One Hundred Percent (100%) of the issued and outstanding EXSTREAM Shares held in the name of the Shareholder (the percentage of the issued and outstanding EXSTREAM Shares exchanged shall be referred to as the "Exchange Percentage");

     (c) as of the Time of Closing, the Shareholders shall have transferred, or will cause to be transferred, to E*Comnetrix a percentage of the issued and outstanding shares of Moving Bytes, Inc., a Nevada corporation, equal to the Exchange Percentage;

     (d) as of the Time of Closing, the representations and warranties of each of the Shareholders contained in this Agreement or contained in any certificates or documents delivered by any of them pursuant to this Agreement shall be completely true as if such representations and warranties had been made as of the Time of Closing;

     (e) E*Comnetrix shall have received a fully executed and delivered settlement, dismissal and release agreement by and between William S. Perell and Exstream Data, Inc., with respect to (a) any and all claims arising out of the complaint filed by William S. Perell in the Superior Court of California, County of Alameda (No. 826985-0) and (b) any and all manner of action and causes of action, suits, debts, dues, accounts, contracts, agreements, judgments, claims and demands whatsoever brought by William S. Perell against Exstream Data and Movingbytes.com, Inc., whether in law or in equity, which now exist or may subsequently arise based on facts or circumstances in existence on the Time of Closing.

         The conditions set forth above are for the exclusive benefit of E*Comnetrix and may be waived by E*Comnetrix in whole or in part at any time at or before the Time of Closing.

     2.2 The Shareholders' obligations to carry out the terms of this Agreement and to complete the transactions contemplated under this Agreement are subject to the fulfilment to their satisfaction of each of the following conditions that:

     (a) as of the Time of Closing, E*Comnetrix shall have complied with all of its covenants and agreements contained in this Agreement; and

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     (b)  as of the Time of  Closing,  the  representations  and  warranties  of
          E*Comnetrix   contained   in  this   Agreement  or  contained  in  any
          certificates or documents delivered by it pursuant to this Agreement shall be completely true as if such representations and warranties had been made by E*Comnetrix as of the Time of Closing.

The conditions set forth above are for the exclusive benefit of the Shareholders and may be waived by the Shareholders in whole or in part at or before the Time of Closing.

     2.3 The parties acknowledge and agree each with the other that this Agreement and all of the transactions contemplated under this Agreement are subject to receipt of any regulatory approvals that may be required under applicable laws. If any such approvals are required but are not obtained by the Closing Date, then this Agreement shall terminate and be of no further force or effect.

3.       COVENANTS, AGREEMENTS AND ACKNOWLEDGEMENTS

     3.1 Each of the Shareholders jointly and severally covenants and agrees with E*Comnetrix that each of the Shareholders shall:

          (a) provide to E*Comnetrix all such further documents, instruments and materials and do all such acts and things as may be required by E*Comnetrix to obtain any regulatory approvals that may be required under applicable laws;

          (b) from and including the Effective Date through to and including the Time of Closing, do all such acts and things that may be necessary to ensure that all of the representations and warranties of each of the Shareholders contained in this Agreement or any certificates or documents delivered by any of them pursuant to this Agreement remain true and correct;

          (c) from and including the Effective Date through to and including the Time of Closing, keep confidential all discussions and communications (including all information communicated therein) between the parties, and all written and printed materials of any kind whatsoever exchanged by the parties, except only any information or material that:

               (i) was in the public domain at the time of disclosure to a party (the "Recipient");

               (ii) was  already in the  possession  of the  Recipient  prior to
                    disclosure,   as  demonstrated  by  the  Recipient   through
                    tangible evidence;

               (iii)subsequently  enters the public  domain  through no fault of the Recipient or any officer, director, employee or agent of the Recipient; or

               (iv) is  required  to  be  disclosed  by  law  or by a  court  or regulatory authority of competent jurisdiction;

                  and, if so requested by E*Comnetrix, each of the Shareholders shall arrange for any director, officer, employee, authorized agent or representative of any member of the Shareholders to enter into, and each of the Shareholders themselves shall enter into, a non-disclosure agreement with E*Comnetrix in a form acceptable to E*Comnetrix acting reasonably.

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     3.2 Each of the  Shareholders  jointly and  severally  covenants and agrees with E*Comnetrix that, from and including the Effective Date through to and including the Time of Closing, each of the Shareholders shall not:

          (a) do any act or thing that would render any representation or warranty of any of the Shareholders contained in this Agreement or any certificates or documents delivered by any of them pursuant to this Agreement untrue or incorrect; nor

          (b) sell, encumber or dispose of, or negotiate with any other person in respect of a sale, encumbrance or disposition of, the EXSTREAM Shares or any other shares, goodwill, assets, business or undertaking of EXSTREAM.

     3.3 E*Comnetrix covenants and agrees with the Shareholders that E*Comnetrix shall:

          (a) use its reasonable best efforts to obtain any regulatory approvals for this Agreement and the transactions contemplated hereunder required by applicable laws on or before the Closing Date;

          (b) from and including the Effective Date through to and including the Time of losing, do all such acts and things that may be necessary to ensure that all of the representations and warranties of E*Comnetrix contained in this Agreement or in any certificates or documents delivered by it pursuant to this Agreement remain true and correct;

4.       REPRESENTATIONS AND WARRANTIES

     4.1 For the Purposes of this Section 4, an individual will be deemed to have "Knowledge" of a particular fact or other matter if:

          (a) such individual is actually aware of such fact or other matter at the time in question; and

          (b)  A  person  (other  than an  individual)  will be  deemed  to have
               "Knowledge" of a particular fact or other matter if any individual who is serving as a director, officer, partner, executor, or trustee of such Person (or in similar capacity) has, or at any time had, "Knowledge" of such fact or other matter.

     4.2 In order to induce E*Comnetrix to enter into this Agreement and complete its transactions contemplated hereunder, Exstream and each of the Shareholders, to the best of such Shareholder's Knowledge, represents and warrants to E*Comnetrix that:

          (a) except for the EXSTREAM Shares, there are no documents, instruments or other writings of any kind whatsoever which constitute a security of EXSTREAM and, except as is provided for by operation of this Agreement, there are no options, agreements or rights of any kind whatsoever to acquire directly or indirectly any other shares of EXSTREAM;

          (b) the execution and delivery of this Agreement, the performance of its obligations under this Agreement and the Completion will not result in the violation of any law or regulation applicable to any of the Shareholders;

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          (c)  the representations and warranties of the Shareholders  contained in this Agreement disclose all material facts known to each of them specifically relating to the transactions contemplated under this Agreement which, so far as the Shareholders are aware, materially and adversely affect, or in the future may materially and adversely affect, their respective abilities to perform their respective obligations under this Agreement or the value of the EXSTREAM Shares.

     4.3 In order to induce E*Comnetrix to enter into this Agreement and complete its transactions contemplated hereunder, each of the Shareholders represents and warrants to E*Comnetrix that, in respect of that Shareholder:

     (a) that Shareholder has good and sufficient power, authority and capacity to enter into this Agreement and complete the transactions contemplated under this Agreement on the terms and conditions set forth herein;

     (b) that Shareholder has taken all necessary or desirable actions, steps and corporate and other proceedings to approve or authorise, validly and effectively, the entering into of, and the execution, delivery and performance of, this Agreement;

     (c) this Agreement has been duly executed and delivered by that Shareholder and, assuming the due authorisation, execution and delivery hereof by E*Comnetrix, EXSTREAM and the other Shareholders, constitutes a legal, valid and binding obligation of that Shareholder, enforceable against it in accordance with its terms subject to:

          (i) bankruptcy, insolvency, moratorium, reorganisation and other laws relating to or affecting the enforcement of creditors' rights generally; and

          (ii) the fact that equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court;

     (d) except as disclosed to E*Comnetrix, that Shareholder is not under any obligation, contractual or otherwise, to request or obtain the consent of any person, and no permits, licenses, certifications, authorisations or approvals of, or notifications to, any federal, state, municipal or local government or governmental agency, board, commission or authority are required to be obtained by that Shareholder in connection with the execution, delivery or performance by that Shareholder of this Agreement or the completion of any of the transactions contemplated herein, and complete and correct copies of any agreements under which that Shareholder is obligated to request or obtain any such consent have been provided to E*Comnetrix;

     (e) the EXSTREAM Shares indicated in Recital A of this Agreement opposite his, her or its name are and will on the Closing Date immediately prior to Completion be validly issued and outstanding fully paid and non-assessable common shares of EXSTREAM registered in the name of, and legally and beneficially owned by, that Shareholder, free and clear of all voting restrictions, trade restrictions, liens, claims, charges or encumbrances of any kind whatsoever;

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     (f)  the  Shareholder  has such  knowledge and  experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the E*Comnetrix Shares and is able to bear the economic risk of loss of the Shareholder's entire investment;

     (g) E*Comnetrix has provided to the Shareholder the opportunity to ask questions and receive answers concerning the terms and conditions of the issuance of the E*Comnetrix Shares and the Shareholder has had access to such information concerning E*Comnetrix as the Shareholder has considered necessary or appropriate in connection with the investment decision to acquire the E*Comnetrix Shares;

     (h) the Shareholder is acquiring the E*Comnetrix Shares for the Shareholder's own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the E*Comnetrix Shares in violation of applicable United States securities laws;

     (i) the Shareholder has not agreed to acquire the E*Comnetrix Shares as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

     (j) The Shareholder understands and agrees that the E*Comnetrix Shares have not been and will not be registered under the 1933 Act, and the Shares are being offered and issued by E*Comnetrix to the Shareholder in reliance upon Rule 506 of Regulation D under the 1933 Act; and

     (k) upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. state laws and regulations, the certificates representing the E*Comnetrix Shares will bear a legend in substantially the following form:

                   "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT
                  BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE
                  COMPANY, (B) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (C) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL, OF RECOGNISED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY."

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     4.4  The  representations  and  warranties  of  EXSTREAM  and  each  of the
Shareholders
contained in this Agreement shall be true at the Time of Closing as though they were made at the Time of Closing, and they shall survive the Completion and remain in full force and effect thereafter for the benefit of E*Comnetrix.

     4.5  Each of the Shareholders acknowledges and agrees that:

     (a) the E*Comnetrix Shares have not been and will not be registered under the 1933 Act or the securities laws of any state of the United States or other jurisdiction and that the exchange contemplated hereby is being made in reliance on the Shareholder's representations and warranties regarding the circumstances required for an exemption from such registration requirements;

     (b) the issuance of the E*Comnetrix Shares has not been approved or disapproved by the United States Securities and Exchange Commission, any state securities agency, or any foreign securities agency, E*Comnetrix has no obligation to register the E*Comnetrix Shares under the 1933 Act;

     (c)  E*Comnetrix shares are registered under the Exchange Act; and

     (d) if the Shareholder decides to offer, sell or otherwise transfer any of the E*Comnetrix Shares, he will not offer, sell or otherwise transfer any of the E*Comnetrix Shares directly or indirectly, unless:

          (i)  the sale is to E*Comnetrix;

          (ii) the sale is made pursuant to the exemption from the registration requirements under the 1933 Act provided by Rule 144 thereunder and in accordance with any applicable state securities or "Blue Sky" laws;

          (iii)the E*Comnetrix Shares are sold in a transaction that does not require registration under the 1933 Act or any applicable state laws and regulations governing the offer and sale of securities, and he has prior to such sale furnished to E*Comnetrix an opinion of counsel to that effect reasonably satisfactory to E*Comnetrix; or

          (iv) The E*Comnetrix shares are registered by E*Comnetrix under the 1933 Act and all applicable state and other securities laws.

     (e) Shareholders have not traded in the common stock of E*Comnetrix and will refrain from trading in or selling short any shares in the common stock of E*Comnetrix or entering into any derivative transactions of same prior to the Closing Date.

     4.6 Each of the Shareholders consents to E*Comnetrix making a notation on its records or giving instructions to any transfer agent of E*Comnetrix to implement the restrictions on transfer set forth and described herein.

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     4.7 Each of the  Shareholders  acknowledges  and accepts  that there may be material tax consequences to a Shareholder in respect of an acquisition or disposition of the E*Comnetrix Shares, and that E*Comnetrix gives no opinion and makes no representation with respect to the tax consequences to the Shareholder under United States, state, local or foreign tax law in respect of the Shareholder's acquisition or disposition of the E*Comnetrix Shares.

     4.8 In order to induce the Shareholders to enter into this Agreement and complete the transactions contemplated hereunder, E*Comnetrix represents and warrants to the Shareholders that, except as disclosed to EXSTREAM prior to the Effective Date:

     (a) E*Comnetrix was and remains duly incorporated and validly existing under the laws of Canada, and E*Comnetrix is in good standing with respect to all filings required by Industry Canada, the Canada Business Corporations Act and the British Columbia Securities Commission;

     (b) the E*Comnetrix Shares to be issued on Completion will be, when issued, validly issued as fully paid and non-assessable;

     (c) E*Comnetrix has good and sufficient power, authority and capacity to enter into this Agreement and complete its transactions contemplated under this Agreement on the terms and conditions set forth herein;

     (d) E*Comnetrix has taken all necessary or desirable actions, steps and corporate and other proceedings to approve or authorise, validly and effectively, the entering into of, and the execution, delivery and performance of, this Agreement;

     (e) this Agreement has been duly executed and delivered by E*Comnetrix and, assuming the due authorisation, execution and delivery hereof by EXSTREAM and the Shareholders, constitutes a legal, valid and binding obligation of E*Comnetrix, enforceable against it in accordance with its terms subject to:

          (i) bankruptcy, insolvency, moratorium, reorganisation and other laws relating to or affecting the enforcement of creditors' rights generally; and

          (ii) the fact that equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court;

     (f) E*Comnetrix is not under any obligation, contractual or otherwise, to request or obtain the consent of any person, and no permits, licenses, certifications, authorisations or approvals of, or notifications to, any federal, state, municipal or local government or governmental agency, board, commission or authority are required to be obtained by E*Comnetrix in connection with the execution, delivery or performance by E*Comnetrix of this Agreement or the completion of any of the transactions contemplated herein, and complete and correct copies of any agreements under which E*Comnetrix is obligated to request or obtain any such consent have been provided to the Shareholders;

     (g) the execution, delivery and performance of this Agreement and each of the other agreements contemplated or referred to herein by E*Comnetrix, and the completion of the transactions contemplated hereby, will not constitute or result in a violation or breach of or default under:

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

          (i) any term or provision of any of the memorandum, articles or other constating documents of E*Comnetrix; or

          (ii) the  terms  of  any  indenture,   agreement  (written  or  oral),
               instrument or understanding or other obligation or restriction to which E*Comnetrix is a party or by which it is bound; or

          (iii)any term or provision of any licenses, registrations or qualifications of E*Comnetrix or any order of any court, governmental authority or regulatory body or any applicable law or regulation of any jurisdiction;

     (h) the representations and warranties and other factual statements of E*Comnetrix contained in this Agreement, and all information in the Schedules hereto, taken as a whole, do not contain any false statement of material fact or omit to state a material fact necessary to prevent the statements made herein and therein from being misleading; and

          (i) E*Comnetrix has received a signed release from each Shareholder who is a party to this Agreement.

     4.9 The representations and warranties of E*Comnetrix contained in this Agreement shall be true at the Time of Closing as though they were made at the Time of Closing, and they shall survive the Completion and remain in full force and effect thereafter for the benefit of the Shareholder.

5.       INDEMNITIES

     5.1 Indemnities

     (a) Notwithstanding the completion of the transactions contemplated under this Agreement or E*Comnetrix's Investigation, the representations, warranties and acknowledgements of any of the Shareholders contained in this Agreement or any certificates or documents delivered by any of them pursuant to this Agreement shall survive the Completion and shall continue in full force and effect thereafter for the benefit of
          E*Comnetrix. If any of the representations, warranties or acknowledgements given by any of the Shareholders is found to be untrue or there is a breach of any covenant or agreement in this Agreement on the part of any of the Shareholders, then the party or parties responsible for any misrepresentation or breach of warranty, acknowledgement, covenant or agreement shall jointly and severally indemnify and save harmless E*Comnetrix from and against any and all liability, claims, debts, demands, suits, actions, penalties, fines, losses, costs (including legal fees, disbursements and taxes as charged on a lawyer and own client basis), damages and expenses of any kind whatsoever which may be brought or made against E*Comnetrix by any person, firm or corporation of any kind whatsoever or which may be suffered or incurred by E*Comnetrix, directly or indirectly, arising out of or as a consequence of any such misrepresentation or breach of warranty, acknowledgement, covenant or agreement. Without in any way limiting the generality of the foregoing, this shall include any loss of any kind whatsoever which may be suffered or incurred by E*Comnetrix, directly or indirectly, arising out of any material assessment or reassessment levied upon EXSTREAM for tax, interest and/or penalties relating to any period of business operations up to and including the Closing Date and all claims, demands, costs (including legal fees, disbursements and taxes as charged on a lawyer and own client basis) and expenses of any kind whatsoever in respect of the foregoing.


     (b) Notwithstanding the completion of the transactions contemplated under this Agreement or any investigation by the Shareholders, the representations, warranties and acknowledgements of E*Comnetrix contained in this Agreement or any certificates or documents delivered by E*Comnetrix pursuant to this Agreement shall survive the Completion and shall continue in full force and effect thereafter for the benefit of the Shareholders. If any of the representations, warranties or acknowledgements given by E*Comnetrix is found to be untrue or there is a breach of any covenant or agreement in this Agreement on the part of E*Comnetrix, then E*Comnetrix shall indemnify and save harmless the Shareholders from and against any and all liability, claims, debts, demands, suits, actions, penalties, fines, losses, costs (including legal fees, disbursements and taxes as charged on a lawyer and own client basis), damages and expenses of any kind whatsoever which may be brought or made against the Shareholders by any person, firm or corporation of any kind whatsoever or which may be suffered or incurred by the Shareholders, directly or indirectly, arising out of or as a consequence of any such misrepresentation or breach of warranty, acknowledgement, covenant or agreement. Without in any way limiting the generality of the foregoing, this shall include any loss of any kind whatsoever which may be suffered or incurred by the Shareholders, directly or indirectly, arising out of any material assessment or reassessment levied upon E*Comnetrix for tax, interest and/or penalties relating to any period of business operations up to and including the Closing Date and all claims, demands, costs (including legal fees, disbursements and taxes as charged on a lawyer and own client basis) and expenses of any kind whatsoever in respect of the foregoing. Subject to any regulatory approval that may be required, each of the Shareholders may elect to receive in lieu of a cash settlement, common shares at the simple average closing price for the common shares of E*Comnetrix for the 30 trading days preceding the date of any award ordered by a court pursuant to this indemnity.

     5.2 With the exception of claims based on fraud or intentional misrepresentation, the indemnification obligations of each of the Shareholders shall not exceed the E*Comnetrix Shares received by such Shareholder in exchange for such Shareholder's EXSTREAM Shares pursuant to Section 1.1 of this Agreement and the satisfaction of such indemnification obligations shall be accomplished on a pro rata basis among parties involved in any misrepresentation or breach of warranty, acknowledgement, covenant or agreement as to their Exchange Shares issued pursuant to Section 1.1 of this Agreement.

6.       CLOSING

     6.1 At the Time of Closing, the Shareholders shall deliver to E*Comnetrix:

          (a) releases from each of the Shareholders of all claims against EXSTREAM for outstanding amounts owing by EXSTREAM on account of any loans, bonuses, reimbursements, compensation, fees, royalties, dividends or other consideration whatsoever;

          (b) certificates of confirmation and investor certificates from each of the Shareholders;

     (c)  any other  materials  that are,  in the opinion of the  attorneys  for
          E*Comnetrix,   reasonably   required  to  complete  the   transactions
          contemplated under this Agreement.

     6.2 Within Fifteen (15) business days subsequent to the Time of Closing E*Comnetrix shall deliver to the solicitors for the Shareholders share certificates representing the E*Comnetrix Shares registered in the names of the Shareholders.

7.       GENERAL

     7.1 Time and each of the terms and conditions of this Agreement shall be of the essence of this Agreement and any waiver by the parties of this paragraph
7.1 or any failure by them to exercise any of their rights under this Agreement shall be limited to the particular instance and shall not extend to any other instance or matter in this Agreement or otherwise affect any of their rights or remedies under this Agreement.

     7.2 The Schedules to this Agreement incorporated by reference and the recitals to this Agreement constitute a part of this Agreement.

     7.3 This Agreement constitutes the entire Agreement between the parties hereto in respect of the matters referred to herein and there are no representations, warranties, covenants or agreements, expressed or implied, collateral hereto other than as expressly set forth or referred to herein.

     7.4 The headings in this Agreement are for reference only and do not constitute terms of the Agreement.

     7.5 The provisions contained in this Agreement which, by their terms, require performance by a party to this Agreement subsequent to the Closing Date of this Agreement, shall survive the Closing Date of this Agreement.

     7.6 No alteration, amendment, modification or interpretation of this Agreement or any provision of this Agreement shall be valid and binding upon the parties hereto unless such alteration, amendment, modification or interpretation is in written form executed by the parties directly affected by such alteration, amendment, modification or interpretation.

     7.7 Whenever the singular or masculine is used in this Agreement the same shall be deemed to include the plural or the feminine or the body corporate as the context may require.

     7.8 The parties hereto shall execute and deliver all such further documents and instruments and do all such acts and things as any party may, either before or after the Closing Date, reasonably require in order to carry out the full intent and meaning of this Agreement.

     7.9 Any notice, request, demand and other communication to be given under this Agreement shall be in writing and shall be delivered by hand to the appropriate party at the address as first set out above or to such other addresses or by such other means as may be designated in writing by the parties hereto in the manner provided for in this paragraph, and shall be deemed to have been received on the date of delivery by hand, or if delivered by e-mail or telecopy, then on the date transmission completes.

     7.10 This Agreement shall be subject to, governed by, and construed in accordance with the laws of the State of California, and the parties attorn to the non-exclusive jurisdiction of the courts of the State of California for the resolution of all disputes arising under this Agreement.

     7.11 This Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties have hereunto set their hands and seals as of the Effective Date:


SIGNED, SEALED & DELIVERED by
Harrison Design Group in the presence of:        )
                                                 )
___/s/ B. Martell ___________________            )
Signature of Witness                             )
                                                 )/s/  [Illegible]_____________
Name:    Brenda Martell                          )Harrison Design Group, Inc.
       ------------------------------
          464 California St.
Address:-----------------------------
          San Francisco, CA 94104                )
-------------------------------------            )
                                                 )
Occupation:   PB- Wells Fargo Bank               )
             ------------------------


SIGNED, SEALED & DELIVERED by
William S. Perell in the presence of:            )
                                                 )
___/s/ Judith T. Castillo___________             )
Signature of Witness                             )_____/s/ William S. Perell ___
                                                 )William S. Perell
Name:__Judith T. Castillo___________

Address:  2055 Chestnut St                       )
-------------------------------------            )
         San Francisco, CA 94123                 )
------------------------------------             )
                                                 )
Occupation: Asst. Br. Manager- Wells Fargo Bank  )
           ---------------------------------

EXECUTED by Exstream Data, Inc.


___/s/ Joseph Karwat____________
Joseph Karwat
President

EXECUTED by E*Comnetrix Inc.


___/s/ [Illegible]______________
Mark Smith
President

Schedule A - Shareholders of Exstream

Name                       Address                                                 Shares   Percentage

Harrison Design Group      665 Chestnut Street, 3rd Floor, San Francisco, CA 94133  8,000      01.40%
William S. Perell          2 Casa Way, Ste. 205, San Francisco, CA 94123           47,453      08.32%




































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